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                                                                    EXHIBIT 99.2

                              PENNZENERGY COMPANY

                                 RETENTION PLAN

                    (As Established Effective May 19, 1999)


        1. Purpose. The purpose of the PennzEnergy Company Retention Plan is to
(i) ensure the continued employment of all salaried and non-union hourly employees of the PennzEnergy Company and its subsidiaries through the closing date of the transaction contemplated by that certain Amended and Restated Agreement and Plan of Merger by and among Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation and PennzEnergy Company, dated as of May 19, 1999, and (ii) secure the continued services of certain key employees through the earlier of November 30, 1999 or 60 days after the transaction closing date.

        2. Definitions.

         (a) Base Salary. An Employee's annual base salary or wages with an Employer in effect on the day immediately preceding the Effective Date, including any salary reduction contributions made by such Employee under a plan or arrangement designed to meet the requirements of Sections 125 and 401(k) of the Internal Revenue Code of 1986, as amended, or any non-qualified deferred compensation plan or arrangement of the Company, but excluding any payments made under the Plan and the Special Severance Plan.

        (b) Board. Prior to the Closing Date, the Board of Directors of PennzEnergy, and on and after the Closing Date, the Board of Directors of Devon.

         (c) Cause. Either (i) the continued failure of the Employee to perform substantially the Employee's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee which specifically identifies the manner in which the Company believes that the Employee has not substantially performed the Employee's duties; or (ii) the engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

         (d) Closing Date. The closing date of the Transaction, as defined in
    Section 1.2 of the Merger Agreement.

         (e) Company. Prior to the Closing Date, PennzEnergy, on and after the Closing Date, Devon.

         (f) Devon. Devon Energy Corporation, an Delaware corporation.
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         (g) Effective Date. May 19, 1999.

         (h) Employee. Any full-time salaried or non-union hourly employee of an Employer, excluding, however, any individual who is (i) retained as an independent contractor, (ii) a non-United States citizen working outside the United States or (iii) exempt grade E5 or higher.

         (i) Employer. The Company and each Subsidiary.

         (j) Employment. Employment with an Employer.

         (k) Key Employee. An Employee designated by the Chairman of the Board or his designee as eligible to receive the "Retention Payment" under Section 5 of the Plan.

         (l) Merger Agreement. The Amended and Restated Agreement and Plan of Merger by and among Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation and PennzEnergy Company, dated as of May 19, 1999.

         (m) Plan. The PennzEnergy Company Retention Plan.

         (n) Special Severance Plan. The PennzEnergy Company Special Severance Plan.

         (o) PennzEnergy. PennzEnergy Company, a Delaware corporation.

         (p) Subsidiary. Any corporation or other entity in which the Company, directly or indirectly, holds a majority of the voting power or profits or capital interest of such entity.

         (q) Transaction. For purposes of this Plan, that certain transaction contemplated by the Merger Agreement.

     3. Continued Employment. The Company shall, subject to Section 12 of the Plan, provide a commitment of continued Employment to each Employee as of the Effective Date through the Closing Date in the same or similar position held on the day immediately preceding the Effective Date and each such Employee shall continue to earn his or her Base Salary during such Employment, payable in accordance with the Company's normal payroll practices. In the event the Company terminates an Employee, other than for Cause, the Company shall pay such Employee his or her Base Salary through the Closing Date in addition to (and not as a reduction or offset to any other severance or termination benefits otherwise payable to such Employee) any benefits to which the Employee is otherwise entitled under this Plan and the Special Severance Plan.

    4. Retention Bonus. The Company shall pay to an Employee who (i) continues his or her Employment through the Closing Date or (ii) is terminated by the Company, other than for Cause, an annual bonus (in lieu of, and not in addition to, any amount otherwise payable as an

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annual bonus, excluding any benefits provided in Section 5 of the Plan and the
Special Severance Plan) in an amount equal to 150% of the 1999 target bonus for such Employee's salary grade under the Company's 1999 Annual Incentive Plan or applicable Pay For Performance Plan, without regard to the Company's performance in 1999 ("Retention Bonus"). An Employee who voluntarily terminates his or her Employment, or whose Employment is terminated by reason of death or disability, prior to the Closing Date shall not receive the Retention Bonus. The Retention Bonus shall be paid in a lump sum cash payment no later than 10 working days after the later of the Closing Date or the expiration of the 7-day revocation period of the Release described in Section 6 of the Plan.

     5. Retention Payment. In recognition and furtherance of the important goal of retaining certain Key Employees to assist with and facilitate the Transaction, the Company desires to provide an additional financial incentive to such Key Employees to remain with the Company. Therefore, in addition to (and not in lieu of) any other benefits under the Plan and the Special Severance Plan, the Company shall pay to a Key Employee who agrees to continue his or her Employment until the earlier of (i) November 30, 1999 or (ii) 60 days after the Closing Date ("Retention Period") a payment equal to six (6) months of such Key Employee's Base Salary ("Retention Payment"). The above notwithstanding, a Key Employee who is terminated by the Company, other than due to Cause, prior to the end of the Retention Period shall receive his or her full Retention Payment.
Any Key Employee who voluntarily terminates his or her Employment, or whose Employment is terminated by death or disability, prior to November 30, 1999 shall receive a prorated Retention Payment equal to the amount of the Key Employee's Retention Payment multiplied by a fraction, (i) the numerator of which is the number of days employed during the period commencing on June 1, 1999 and ending on the date of termination of his or her Employment and (ii) the denominator of which is 180; provided, however, the Company consents to such early termination date. The Retention Payment (whether a full or prorated payment) will be made in a lump sum cash payment no later than 10 working days after the later of the end of the Retention Period or the expiration of the 7-day revocation period of the Release described in Section 6 of the Plan. The Retention Payment under this Section 5 will not be considered or otherwise included for purposes of determining benefits provided to a Key Employee under any other plan, agreement or program of the Company.

     6. Release. Notwithstanding any provision to the contrary, payment of the Retention Bonus and Retention Payment under Sections 4 and 5 of the Plan shall be contingent upon the Employee's execution and return of a valid release and waiver of claims ("Release") in the form attached as Exhibit A hereto, and the expiration of the Release's 7 day revocation period. The Employee will be required to enter into a separate Release with respect to both the Retention Bonus and Retention Payment as a condition for receiving either benefit under the Plan. The second such Release, if applicable, shall be in addition to, and shall not supersede, the previous Release.

     7. Other Benefits Payable. Except as otherwise provided, the benefits payable hereunder shall be payable in addition to, and not in lieu of, all other accrued or vested or earned but deferred compensation, rights, options or other benefits that may be owed to an Employee upon or

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following termination, including, but not limited to, earned but unused vacation, amounts or benefits payable under any bonus or other compensation plan, stock option plan, stock ownership plan, stock purchase plan, life insurance plan, health plan, disability plan or similar or successor plan.

     8. Payment Obligation Absolute. The obligations of the Company or Employers to pay or provide the benefits described in the Plan shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or an Employer may have against any Employee, subject to
Section 15 of the Plan. In no event shall an Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to or benefits provided to an Employee under any of the provisions of the Plan, nor shall the amount of any payment hereunder be reduced by any compensation earned by or benefits provided to an Employee as a result of employment by another employer.

     9. Death of Employee. If an Employee entitled to a benefit under this Plan dies before receipt of any benefits to which he or she is entitled under the Plan, such benefit shall be paid to the Employee's spouse or, if none, to the Employee's estate.

     10.  Amendment and Termination.    If the Transaction has not occurred, the
Plan shall continue until amended or terminated by the Company. If the Transaction occurs, the Plan shall continue in full force and effect and shall not terminate or expire until all Participants who become entitled to any payments hereunder shall have received such payments in full.

     The Plan shall be subject to amendment, change, substitution, deletion, revocation or termination (collectively, "Amendment") by the Company at any time prior to the Closing Date other than at the request of a third party who has taken steps reasonably calculated to effect the Transaction unless such third party request is a favorable or beneficial Amendment for the Employees and is agreed to by the Company. On and after the Closing Dates, the Plan shall not be subject to Amendment in any respect which adversely affects the rights of an Employee without the consent of that Employee.

     The form of any Amendment of the Plan shall be a written instrument signed by any person authorized to sign by the Board. An Amendment of the Plan in accordance with the terms hereof shall automatically effect a corresponding amendment to all Employees' rights hereunder.

     This Plan shall automatically terminate after payment of all benefits payable to all Employees or their Beneficiaries under the Plan.

     11.  Administration.   The Plan shall be administered (i) prior to
the Closing Date, by the Chairman of the Board and any individual or individuals to whom he has delegated certain administrative responsibilities and (ii) on and after the Closing Date, by the Chairman of the Board, the Chief Executive Officer of the Company and any individual or individuals to whom they have delegated certain administrative responsibilities (as applicable in each case, the "Plan

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Administrator"). The Plan Administrator shall have the power to make reasonable rules and regulations required in the administration of the Plan and to make all determinations necessary for the Plan's administration, except those determinations which the Plan requires others to make. The Plan Administrator shall have full and complete authority to construe and interpret the Plan whenever necessary to carry out its intent and purpose and to facilitate its administration. In the exercise of such discretionary powers, the Plan Administrator shall treat all Employees uniformly and equitably under the Plan. The Plan Administrator shall have the exclusive right to make all determinations hereunder regarding the participation and eligibility of Employees for benefits, including, but not limited to, making determinations as to the eligibility, the amount and benefits payable, the time at which benefits cease to be payable, and other comparable issues, and the Plan Administrator's good faith interpretation of the Plan shall be binding and conclusive on all parties. Any dispute as to the eligibility, type, amount or duration of benefits under the Plan shall be resolved as provided in Section 14 of the Plan, with such resolution binding and final on all parties to the dispute. No action may be brought for benefits provided under this Plan or any amendment or novation thereof, or to enforce any right hereunder, until after the administrative procedures set forth in Section 14 of the Plan have been exhausted.

     12.  Termination of Employment; Employment Status.   Notwithstanding any
other provision of the Plan, the Company shall at all times prior to and on and after the Closing Date have the right to terminate an Employee, with or without Cause. The Plan does not constitute a contract of employment or impose on the Company or any Employer any obligation to retain the Employee as an Employee, to change or not change the status of the Employee's Employment, or to change the policies of the Company or of its Subsidiaries regarding termination of Employment.

     13.  Withholding.    All amounts payable pursuant to the terms of this Plan
shall be subject to reduction for any and all applicable federal, state or local income and employment taxes and any other withholdings required to be made therefrom at law.

     14. Claim Procedure. If an Employee or former Employee makes a written request alleging a right to receive benefits under this Plan or alleging a right to receive an adjustment in benefits being paid under the Plan, the Company shall treat it as a claim for benefits. All claims for benefits under the Plan shall be sent to the Plan Administrator and must be received within 30 days after termination of employment. If the Plan Administrator determines that any individual who has claimed a right to receive benefits, or different benefits, under the Plan is not entitled to receive all or any part of the benefits claimed, Plan Administrator will inform the claimant in writing of his determination and the reasons therefore in terms calculated to be understood by the claimant. The notice will be sent within 90 days of the claim unless the Plan Administrator determines additional time, not exceeding 90 days, is needed. The notice shall make specific reference to the pertinent Plan provisions on which the denial is based, and describe any additional material or information that is necessary. Such notice shall, in addition, inform the claimant what procedure the claimant should follow to take advantage of the review procedures set forth below in the event the claimant desires to contest the denial of the claim. The claimant may within 90 days thereafter submit in writing to the Company a notice that the claimant contests the denial of his or her claim by the Plan

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Administrator and desires a further review. The Company shall within 60 days thereafter review the claim and authorize the claimant to appear personally and review pertinent documents and submit issues and comments relating to the claim to the persons responsible for making the determination on behalf of the Company. The Company will render its final decision with specific reasons therefore in writing and will transmit it to the claimant within 60 days of the written request for review, unless the Company determines additional time, not exceeding 60 days, is needed.

     15. Right of Recovery. The Company shall have the right to recover any payment made to an Employee in excess of the amount to which the Employee is entitled under the terms of this Plan. Such recovery may be from the Employee or the Beneficiary thereby enriched.

     16. Spendthrift Provisions. No benefit, right or interest of any person hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, seizure, attachment, or legal, equitable, or other process, or be liable for, or subject to, the debts, liabilities, or other obligations of such person, except as expressly authorized or required by the Plan or otherwise required by a law enforceable with respect to the Plan as determined in the sole and absolute discretion of the Plan Administrator.

     17. Governing Law. To the extent not preempted by federal law, the validity, interpretation, construction and performance of the Plan shall in all respects be governed by the laws of the State of Delaware, without reference to principles of conflict of law.

     18. Validity and Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. Captions. The captions contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan, and in no way shall affect the Plan or the construction of any provisions thereof.

     20. No Duplicate Benefits. No Employee shall be entitled to benefits under the Plan for more than one position. The benefits payable shall be the highest level of benefits to which the Employee is entitled by virtue of his title.

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                                   EXHIBIT A

                       PENNZENERGY COMPANY RETENTION PLAN
                          RELEASE AND WAIVER OF CLAIMS


          In connection with the anticipated merger by and among Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation and PennzEnergy Company ("Transaction"), the undersigned employee ("Employee") is eligible for a [Retention Bonus][Retention Payment] under the PennzEnergy Company Retention Plan (the "Plan").

          In consideration of the agreement of PennzEnergy Company and, on and after the closing date of the Transaction, Devon Energy Corporation (collectively or individually, as applicable, "Company") to pay Employee the [Retention Bonus][Retention Payment] under the Plan, the receipt and sufficiency of which are hereby acknowledged, Employee hereby knowingly and voluntarily releases and forever discharges PennzEnergy Company, Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation, Pennzoil-Quaker State Company, and their officers, directors, agents, servants, and employees, their successors, assigns, and insurers, and their parents, subsidiaries and affiliates, and any and all persons, firms, organizations, and corporations from any and all damages, losses, causes of action, expenses, demands, liabilities, and claims on behalf of Employee, Employee's heirs, executors, administrators, and assigns with respect to all matters relating to Company and Employee hereby accepts this payment in full settlement of all such damages, losses, causes of action, expenses, demands, liabilities, and claims Employee now has or may have with respect to such matters, as evidenced by Employee's execution of this release and waiver of claims agreement ("Release").

          This Release includes, but is not limited to, claims arising under the Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act, as amended; the Older Workers' Benefit Protection Act of 1990, as amended; the Civil Rights Act of 1866, as amended; the Civil Rights Act of 1991; the Rehabilitation Act of 1973, as amended; the Americans with Disabilities Act of 1990; the Worker Adjustment and Retraining Notification Act of 1988; the Pregnancy Discrimination Act of 1978; the Equal Pay Act; the Employee Retirement Income Security Act of 1974, as amended; the Family and Medical Leave Act of 1993; the Fair Labor Standards Act; the Occupational Health and Safety Act; the Texas Commission on Human Rights Act; the Texas Labor Code; and any claims for breach of contract, tort, including, but not limited to, fraudulent inducement or misrepresentation, defamation, slander, wrongful termination or other retaliation claims in connection with workers' compensation claims or whistleblower status or any claim under any other state or federal statute or regulation, in equity or at common law.

          Further, by accepting the payments described, Employee agrees not to sue Company or the related persons and entities described above. Employee acknowledges that Company has not promised him/her continued employment nor represented that Employee will be rehired in the future. In addition, in signing this Release, Employee expressly represents that no promise or agreement
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which is not expressed in this Release has been made to Employee and that he/she is relying on his/her own judgment in signing this Release and is not relying on any statement or representation of Company, its affiliates or any of their agents. Employee acknowledges that he/she is signing this Release with full knowledge and consent which was not procured through fraud, duress or mistake and that this Release has not had the effect of misleading or failing to inform Employee.

          Employee shall have forty-five (45) days to decide whether to sign this Release and be bound by its terms. Employee shall have the right to revoke or cancel this Release within seven (7) days after he/she has signed it. This cancellation or revocation can be accomplished by delivery of a written notification to Company. In the event that this Release is canceled or revoked, Company shall have no obligation to furnish the payments described in this Release. EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS RELEASE AND HAS HAD AN ADEQUATE OPPORTUNITY TO SEEK ADVICE OF HIS/HER OWN CHOOSING. Employee acknowledges that he/she has read this Release, has had an opportunity to ask questions and have it explained to him/her and that he/she understands that this Release will have the effect of knowingly and voluntarily waiving any action Employee might pursue, including breach of contract, personal injury, retaliation, discrimination on the basis of race, age, gender, national origin, or disability and any other claims arising prior to the date of this Release. Further, Company agrees to release Employee from all claims arising out of his/her employment with Company.

          Employee acknowledges that payment of this [Retention Bonus][Retention Payment] by Company is not an admission by Company or its officers, directors, agents, servants, and employees, their successors, assigns, and insurers, and their parents, subsidiaries and affiliates that they engaged in any wrongful or unlawful act or violated any federal or state law or regulation.

          Should any of the provisions set forth in this Release be determined to be invalid by a court, agency or other tribunal of competent jurisdiction, it is agreed such determination shall not affect the enforceability of other provisions of this Release.

          Employee acknowledges that this Release sets forth the entire understanding and agreement between Employee and Company concerning the subject matter of this Release and supersedes any prior or contemporaneous oral and/or written agreements or representations, if any, between Employee and Company.

          Employee further agrees that the existence and all terms of this Release shall be kept strictly confidential and that any disclosure to anyone for any purpose whatsoever (save and except disclosure to Employee's spouse, financial advisors or institutions for financial statement purposes, attorney, or as required by law) by Employee or his/her agents, representatives, heirs, children, spouse, employees or spokespersons shall be a breach of this Release and Company may elect either to cease performance hereunder or enforce this Release; provided, however, in the event Company believes a breach of confidentiality has occurred, Employee will be given notice and thirty (30) days to respond.

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          Should Employee be contacted or served with legal process seeking to compel him/her to disclose any such information, Employee agrees to notify Company's General Counsel immediately, in order that Company may seek to resist such process if it so chooses. If Employee is called upon to serve as a witness or consultant in or with respect to any potential litigation, litigation, or regulatory proceeding, Employee agrees to cooperate with Company to the full extent permitted by law, and Company agrees that any such call shall be with reasonable notice, shall not unnecessarily interfere with Employee's later employment, and shall provide for payment for Employee's time and costs expended in such matters.

          This Release shall be governed by and construed in accordance with the laws of the State of Texas, and where applicable, the laws of the United States.



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Employee Signature                  Company Representative


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Date Signed                         Date Signed


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Employee Printed Name




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